© 2025 Wells Fargo Bank, N.A. All rights reserved. 3Q25 Presentation October 14, 2025 Exhibit 99.3

© 2025 Wells Fargo Bank, N.A. All rights reserved. Firm Update

3Firm Update Wells Fargo is a U.S. focused bank and benefits from the strength of the U.S. economy U.S. focused with select international capabilities Well positioned to serve U.S. companies operating globally and global companies operating in the U.S. U.S. continues to be the most attractive market Wells Fargo does well when the U.S. economy does well and our stable legal and regulatory system supports well functioning banking and capital markets ~$30T 2.7% ~$67T 5.2mm GDP1 Real GDP growth1 Market Capitalization2 Applications for New Business Formations1 >95% Revenue is U.S.-Based (2024) Endnotes are presented starting on page 28.

4Firm Update $13B $223B $172B Scale matters and we have it in all of our businesses $36B $325B $775B $15B $83B $108B $19B $277B $193B Revenue Average Loans Average Deposits Select Metrics Deposit Share #3 #1 Branches (#2 Rank) Mobile Active Customers Credit Card Loans Client Assets, Including ~$1T Advisory Assets Wealth Client Assets U.S. Investment Banking Market Share U.S. C&I Loans of S&P 500 Bank CRE Loan Portfolio Relationships with Average Client Relationship Tenure Left Lead Arranger for Middle Market / Leveraged Loans Middle Market Companies Banked Endnotes are presented starting on page 28. 2024 Financial Advisors Among Large Bank Peers #3 4,108 >32MM ~$50B #6 #2 >90% #2 #4 >$2T ~1 in 5 20 years Consumer Banking and Lending (CBL)1 Wealth and Investment Management (WIM)2 Corporate and Investment Banking (CIB)3 Commercial Banking (CB)4

5Firm Update We simplified our businesses to better serve our customers and improve our earnings profile • Sold (2019-2025) – Institutional Retirement & Trust – Real estate investment banking business – Asset Management – Corporate Trust Services – Canadian Direct Equipment Finance – Student Lending portfolio – Norwest Equity Partners and Mezzanine Partners funds – Non-agency commercial mortgage servicing • Announced sale of rail car leasing business • Exited direct auto lending and international wealth management • Simplification of Home Lending including exiting correspondent channel Business Sales, Exits and Reductions Key Investments CBL Investments in bankers and marketing, expanded Credit Card offerings, refurbishment of branch network, and new mobile app WIM Investments in advisors and the advisor experience, banking and investment products, and technology CIB Investments in talent and technology across Markets, Investment Banking, and Global Payments and Liquidity CB Investments in lending systems, digital client experiences, and payment infrastructure; expanded talent across key markets and industries

6Firm Update We have made progress diversifying our revenue mix and growing fee income streams 2025 YTD 6% 19% 2% 5% 11 card launches since 2021 Invested in senior talent Improved capabilities and infrastructure Reduced attrition through improved offerings and advisor experience Mortgage business focused primarily on existing banking and wealth management customers 2025 YTD through September 30, 2025.

7Firm Update We have made significant progress on reducing expenses Noninterest Expense ($B) 58.2 54.6 2019 2024 276 211 2Q20 3Q25 Headcount (000's) Professional and Outside Services Expense ($B) 6.7 4.6 2019 2024 Gross Expense Saves ($B) Non-Branch Real Estate 4.2 3.3 2.4 2.4 2021 2022 2023 2024 2025E ~2.4 (6%) (~24%) (31%) (26%)~$15B 2021 - Full Year 2025E Square feet (2019-2Q25)

8Firm Update 2024 Best in Class We have made progress improving returns, with a goal to achieve best in class returns for each segment over time CBL WIM CB CIB Return on Tangible Common Equity (ROTCE)1 Progress 8% 15% 4Q20 2025 YTD 2024 Best in Class 2024 Best in Class 2024 Best in Class Return on Equity (ROE) of 7% for 4Q20 and 12% for 2025 YTD. Endnotes are presented starting on page 28. 2 2 2 2

9Firm Update Removal of asset cap provides additional opportunities for growth Consumer Banking and Lending & Wealth and Investment Management Commercial Banking & Corporate and Investment Banking 2024 2025 2024 2025 2024 2025 4.1% 4.4% FY 2024 YTD 2025 204 306 4Q23 3Q25 YTD Checking Account Opens YTD Credit Card New Accounts YTD Net Investment Flows in WF Premier Trading-Related Assets ($B) U.S. Investment Banking Share1 Integrated businesses with breadth, scale, and nationwide physical and digital presence with the opportunity to accelerate growth Investments in talent and technology while leveraging relationships and deploying capital strategically 8% 9% 47% 50% 30 bps R ec en t Pr og re ss Endnotes are presented starting on page 28.

10Firm Update We are now targeting a 17-18% ROTCE; managing CET1 ratio down to 10 -10.5% 8% 15% 4Q20 2025 YTD Prior Target New Medium- term Target • In 4Q20 we laid out a path to generate higher returns and have made significant progress on this goal • We believe we have additional opportunities to improve our returns and are targeting an ROTCE of 17 – 18% over the medium-term, driven by: – Realizing returns on our investments and capitalizing on revenue growth opportunities across the company – Incremental efficiencies across all our businesses and functions – Completing the transformation and simplification of our Home Lending business – Improving profitability across our operating segments – Optimizing capital ◦ Managing our CET1 ratio2 down to 10 - 10.5% after having been at or above 11% in each of the last nine quarters • ROTCE performance and capital levels will ultimately be determined by a variety factors including macroeconomic factors such as interest rates, as well as the evolving regulatory landscape ROTCE1 Progress on Higher Returns 17 - 18% 15% ROE of 7% for 4Q20 and 12% for 2025 YTD. Endnotes are presented starting on page 28.

We are a different company today than we were five years ago and have significant opportunities ahead

WELLS FARGO

Substantial progress since 2019…

Risk and Control	**13** Consent orders terminated	✓ Built appropriate risk and control framework
Simplified Business	**12** Businesses sold or exited	✓ Simplified businesses to focus on core franchise
Efficiency Saves	**~$15B** Gross expense saves (2021 - full year 2025E)	✓ Reduced expenses on significant efficiency agenda
Investment	**People/Technology/ New Products**	✓ Invested to improve capabilities and product offerings
Capital Return	**24%** Reduction in common shares outstanding	✓ Repurchased shares and raised dividend

…with opportunities ahead

- Maintain risk and control infrastructure
- Grow revenue through scale of franchise and breadth and quality of products and capabilities
- Continue to execute on efficiency initiatives
- Invest in higher returning businesses - Credit Card, Wealth Management, CIB
- Focus on capital optimization and managing our CET1 ratio down to 10-10.5%

Targeting a 17-18% ROTCE over the medium-term

Firm Update 11

© 2025 Wells Fargo Bank, N.A. All rights reserved. 3Q25 Financial Results

133Q25 Financial Results 3Q25 results Financial Results ROE: 12.8% ROTCE: 15.2%1 Efficiency ratio: 65%2 Credit Quality Capital and Liquidity CET1 ratio: 11.0%5 LCR: 121%6 TLAC ratio: 24.6%7 • Provision for credit losses4 of $681 million – Total net loan charge-offs of $942 million, down $169 million, with net loan charge-offs of 0.40% of average loans (annualized) – Allowance for credit losses for loans of $14.3 billion, down 3% • Common Equity Tier 1 (CET1) capital5 of $136.6 billion • CET1 ratio5 of 11.0% under the Standardized Approach • Liquidity coverage ratio (LCR)6 of 121% • Net income of $5.6 billion, or $1.66 per diluted common share, included: – $(296) million, or $(0.07) per share, of severance expense • Revenue of $21.4 billion, up 5% – Net interest income of $12.0 billion, up 2% – Noninterest income of $9.5 billion, up 9% • Noninterest expense of $13.8 billion, up 6% • Pre-tax pre-provision profit3 of $7.6 billion, up 4% • Effective income tax rate of 18.9% • Average loans of $928.7 billion, up 2% • Average deposits of $1.3 trillion, down slightly Comparisons in the bullet points are for 3Q25 versus 3Q24, unless otherwise noted. Endnotes are presented starting on page 29.

143Q25 Financial Results 3Q25 earnings Quarter ended $ Change from $ in millions, except per share data 3Q25 2Q25 3Q24 2Q25 3Q24 Net interest income $11,950 11,708 11,690 $242 260 Noninterest income 9,486 9,114 8,676 372 810 Total revenue 21,436 20,822 20,366 614 1,070 Net charge-offs 954 997 1,111 (43) (157) Change in the allowance for credit losses (273) 8 (46) (281) (227) Provision for credit losses1 681 1,005 1,065 (324) (384) Noninterest expense 13,846 13,379 13,067 467 779 Pre-tax income 6,909 6,438 6,234 471 675 Income tax expense 1,300 916 1,064 384 236 Effective income tax rate (%) 18.9% 14.3 17.2 458 bps 165 Net income $5,589 5,494 5,114 $95 475 Diluted earnings per common share $1.66 1.60 1.42 $0.06 0.24 Diluted average common shares (# mm) 3,223.5 3,267.0 3,425.1 (44) (202) Return on equity (ROE) 12.8% 12.8 11.7 3 bps 111 Return on average tangible common equity (ROTCE)2 15.2 15.2 13.9 — 133 Efficiency ratio 65 64 64 34 43 Endnotes are presented starting on page 29.

153Q25 Financial Results Net Interest Income ($ in millions) 11,690 11,836 11,495 11,708 11,950 Net Interest Margin (NIM) on a taxable-equivalent basis 3Q24 4Q24 1Q25 2Q25 3Q25 2.61% Net interest income • Net interest income up $260 million, or 2%, from 3Q24 driven by fixed rate asset repricing, improved results in our Markets business, and higher investment securities and loan balances, partially offset by deposit mix changes • Net interest income up $242 million, or 2%, from 2Q25 driven by one additional day in the quarter, higher loan and investment securities balances, and fixed rate asset repricing, partially offset by deposit mix changes – NIM of 2.61% down 7 bps predominantly due to growth in lower-yielding Markets trading assets 2.67% 2.70% 2.67% 2.68% 1 Endnotes are presented starting on page 29.

Loans and deposits

WELLS FARGO

Average Loans Outstanding *($ in billions)*


910.3
906.4
908.2
916.7
928.7
379.6
378.1
375.0
373.4
376.3
6.41%
6.16%
5.96%
5.95%
5.97%
530.6
528.3
533.2
543.3
552.4
3Q24
4Q24
1Q25
2Q25
3Q25
Total Average Loan Yield
Consumer Loans
Commercial Loans

- Average loans up $18.4 billion, or 2%, year-over-year (YoY) as higher commercial and industrial loans, securities-based loans in WIM, credit card loans, and auto loans were partially offset by declines in commercial real estate and residential mortgage loans; up $12.0 billion, or 1%, from 2Q25 driven by higher commercial and industrial, auto, and credit card loans
- Total average loan yield of 5.97%, down 44 bps YoY reflecting the impact of lower interest rates; up 2 bps from 2Q25
- Period-end loans up $33.4 billion YoY and up $18.7 billion from 2Q25

Period-End Loans Outstanding *($ in billions)*

	3Q25	vs 2Q25	vs 3Q24
Commercial	$563.5	2 %	6 %
Consumer	379.6	1	—
Total loans	**$943.1**	**2 %**	**4 %**

Average Deposits *($ in billions)*


1,341.7
1,353.8
1,339.3
1,331.7
1,339.9
92.6
72.5
50.5
46.3
55.1
108.0
118.3
123.4
123.6
127.4
194.3
205.1
203.9
202.4
204.1
173.2
184.3
182.9
178.0
172.0
773.6
773.6
778.6
781.4
781.3
3Q24
4Q24
1Q25
2Q25
3Q25
Corporate
Wealth and Investment Management
Corporate and Investment Banking
Commercial Banking
Consumer Banking and Lending

- Average deposits down $1.8 billion YoY predominantly driven by a reduction in higher cost CDs issued by Corporate Treasury; up $8.2 billion, or 1%, from 2Q25
- Period-end deposits up $17.8 billion YoY and up $26.7 billion from 2Q25

Period-End Deposits *($ in billions)*

	3Q25	vs 2Q25	vs 3Q24
Consumer Banking and Lending	$782.3	— %	1 %
Commercial Banking	176.9	(2)	(1)
Corporate and Investment Banking	211.1	1	6
Wealth and Investment Management (WIM)	132.7	8	18
Corporate	64.4	NM	NM
Total deposits	**$1,367.4**	**2%**	**1%**
Average deposit cost	**1.54 %**	**0.02**	**(0.37)**

3Q25 Financial Results

16

Noninterest income



Noninterest Income ($ in millions)
8,676
8,542
8,654
9,114
9,486
3,109
3,201
3,174
3,109
3,311
1,675
1,625
1,633
1,622
1,674
1,438
950
1,373
1,270
1,466
672
725
775
696
840
1,096
1,084
1,044
1,173
1,223
686
957
655
1,244
972
3Q24
4Q24
1Q25
2Q25
3Q25
Investment advisory fees and brokerage commissions[1]
Deposit and lending-related fees
Net gains from trading activities
Investment banking fees
Card fees[2]
All other[3]

- Noninterest income up $810 million, or 9%, from 3Q24
  - Investment advisory fees and brokerage commissions[1] up $202 million, or 6%, driven by higher asset-based fees reflecting higher market valuations
  - Investment banking fees up $168 million, or 25%, on higher debt capital markets, advisory, and equity underwriting fees
  - Card fees[2] up $127 million, or 12%, on higher merchant processing card fees, as well as increased consumer credit card activity
  - All other[3] up $286 million as 3Q24 included $447 million of net losses due to a repositioning of the investment securities portfolio, partially offset by lower net gains from equity securities
- Noninterest income up $372 million, or 4%, from 2Q25
  - Investment advisory fees and brokerage commissions[1] up $202 million, or 6%, driven by higher asset-based fees reflecting higher market valuations, as well as higher retail brokerage commissions on higher transactional activity
  - Net gains from trading activities up $196 million, or 15%, on higher revenue in commodities and equities
  - Investment banking fees up $144 million, or 21%, on higher debt capital markets and equity underwriting fees
  - All other[3] down $272 million from a 2Q25 which included a $253 million gain associated with the merchant services joint venture acquisition

Endnotes are presented starting on page 29.

3Q25 Financial Results

17

Noninterest expense



Noninterest Expense ($ in millions)
13,067
293
8,591
4,183
3Q24
13.900
338
647[1]
8,424[1]
4,491
4Q24
13,891
143
9,474
4,274
1Q25
13,379
311
8,709
4,359
2Q25
13,846
285
296[1]
8,725[1]
4,540
3Q25
Operating Losses
Personnel Expense
Non-personnel Expense

Headcount *(Period-end, '000s)*

3Q24	4Q24	1Q25	2Q25	3Q25
220	218	215	213	211

- Noninterest expense up $779 million, or 6%, from 3Q24
  - Personnel expense up $430 million driven by $296 million of severance expense, as well as higher revenue-related compensation expense predominantly in Wealth and Investment Management, partially offset by the impact of efficiency initiatives
  - Non-personnel expense up $357 million, or 9%, and included higher technology and equipment, advertising and promotion, and professional and outside services expense, partially offset by the impact of efficiency initiatives
- Noninterest expense up $467 million, or 3%, from 2Q25
  - Personnel expense up $312 million on higher severance expense and higher revenue-related compensation expense predominantly in Wealth and Investment Management
  - Non-personnel expense up $181 million, or 4%, and included higher professional and outside services, technology and equipment, and advertising and promotion expense, partially offset by the impact of efficiency initiatives

Endnotes are presented starting on page 29.

3Q25 Financial Results

18

Credit quality: net loan charge-offs

WELLS FARGO

Provision for Credit Losses[1] and Net Loan Charge-offs *($ in millions)*


1,065
1,111
1,095
1,211
932
1,009
1,005
997
681
942
0.49%
0.53%
0.45%
0.44%
0.40%
3Q24
4Q24
1Q25
2Q25
3Q25
Provision for Credit Losses1
Net Loan Charge-offs
Net Loan Charge-off Ratio

- Commercial net loan charge-offs up $3 million to 18 bps of average loans (annualized) as higher commercial real estate (CRE) and lease financing net loan charge-offs were largely offset by lower commercial and industrial net loan charge-offs
  - CRE net loan charge-offs of $107 million, or 32 bps of average loans (annualized), up $46 million
- Consumer net loan charge-offs down $58 million to 73 bps of average loans (annualized) as lower credit card and residential mortgage net loan charge-offs were partially offset by higher auto net loan charge-offs
- Nonperforming assets of $7.8 billion, down $132 million, or 2%, predominantly driven by a decline in commercial real estate nonaccrual loans

Comparisons in the bullet points are for 3Q25 versus 2Q25. Endnotes are presented starting on page 29.

3Q25 Financial Results

19

Credit quality: allowance for credit losses for loans

WELLS FARGO

Allowance for Credit Losses for Loans *($ in millions)*



14,739
6,647
1.62%
8,092
3Q24
14,636
6,690
1.60%
7,946
4Q24
14,552
6,622
1.59%
7,930
1Q25
14,568
6,733
1.58%
7,835
2Q25
14,311
6,759
1.52%
7,552
3Q25
Commercial
Consumer
Allowance coverage for total loans

- Allowance for credit losses (ACL) for loans down $257 million reflecting improved credit performance and lower commercial real estate loan balances, partially offset by higher commercial & industrial, auto, and credit card loan balances
  - Allowance coverage for total loans down 10 bps from 3Q24 and down 6 bps from 2Q25
- CRE office ACL of $1.8 billion, down $209 million
  - CRE office ACL as a % of loans of 7.5%, down from 7.9%
    - Corporate and Investment Banking (CIB) CRE office ACL as a % of loans of 10.8%, down from 11.1%

CRE Allowance for Credit Losses (ACL) and Nonaccrual Loans, as of 9/30/25

($ in millions)	Allowance for Credit Losses	Loans Outstanding	ACL as a % of Loans	Nonaccrual Loans
CIB CRE Office	$1,565	14,482	10.8%	$2,303
All other CRE Office	215	9,188	2.3	147
Total CRE Office	**1,780**	**23,670**	**7.5**	**2,450**
All other CRE	1,185	106,580	1.1	884
Total CRE	**$2,965**	**130,250**	**2.3%**	**$3,334**

- CRE nonaccrual loans of $3.3 billion, down $222 million, or 6%, and included an $82 million decrease in CRE office nonaccrual loans as payoffs/paydowns outpaced migration to nonaccrual loans

Comparisons in the bullet points are for 3Q25 versus 2Q25, unless otherwise noted.

3Q25 Financial Results

20

213Q25 Financial Results Capital and liquidity Capital Position • Common Equity Tier 1 (CET1) ratio1 of 11.0% at September 30, 2025 • CET1 ratio down 36 bps from 3Q24 and down 15 bps from 2Q25 – As of 10/1/25, the Company's stress capital buffer (SCB) decreased to 2.5% resulting in a CET1 regulatory minimum and buffers2 of 8.5% Capital Return • $6.1 billion in gross common stock repurchases, or 74.6 million shares, in 3Q25; period-end common shares outstanding down 196.6 million, or 6%, from 3Q24 • 3Q25 common stock dividend increased to $0.45 per share, up from $0.40 per share in 2Q25; $1.4 billion in common stock dividends paid Total Loss Absorbing Capacity (TLAC) • As of September 30, 2025, our TLAC as a percentage of total risk-weighted assets3 was 24.6% compared with the required minimum of 21.5% Liquidity Position • Strong liquidity position with a 3Q25 LCR4 of 121% which remained above the regulatory minimum of 100% 11.3% 11.1% 11.1% 11.1% 11.0% 3Q24 4Q24 1Q25 2Q25 3Q25 Estimated 8.5% Regulatory Minimum and Buffers2, effective 10/1/25 Common Equity Tier 1 Ratio under the Standardized Approach1 Endnotes are presented starting on page 29.

Consumer Banking and Lending (CBL)

WELLS FARGO

Summary Financials

$ in millions (mm)	3Q25	vs. 2Q25	vs. 3Q24
Revenue by line of business:			
Consumer, Small and Business Banking (CSBB)	$6,567	$279	345
Consumer Lending:			
Home Lending	870	49	28
Credit Card	1,663	75	192
Auto	256	15	(17)
Personal Lending	294	4	(22)
Total revenue	**9,650**	**422**	**526**
Provision for credit losses	767	(178)	(163)
Noninterest expense	5,968	169	344
Pre-tax income	2,915	431	345
Net income	**$2,185**	**$322**	**261**

Selected Metrics and Average Balances

$ in billions	3Q25	2Q25	3Q24
Return on allocated capital[1]	18.5 %	15.9	16.3
Efficiency ratio[2]	62	63	62
Average loans[3]	$325.3	315.4	323.6
Average deposits[3]	781.3	781.4	773.6
Retail bank branches *(#, period-end)*	4,108	4,135	4,196
Mobile active customers[4] *(# in mm, period-end)*	32.5	32.1	31.2

- Total revenue up 6% YoY and up 5% from 2Q25
  - CSBB up 6% YoY driven by lower deposit pricing and higher deposit and loan balances, including the impact of the transfer of certain business customers[3]; up 4% from 2Q25
  - Home Lending up 3% YoY and up 6% from 2Q25 on higher mortgage banking fees including gains on the sales of mortgage servicing rights
  - Credit Card up 13% YoY and included higher loan balances and higher card fees
  - Auto down 6% YoY on loan spread compression; up 6% from 2Q25 driven by higher loan balances
  - Personal Lending down 7% YoY driven by lower loan balances
- Noninterest expense up 6% YoY reflecting higher operating costs, higher advertising expense, and the impact of the transfer of certain business customers[3], partially offset by the impact of efficiency initiatives

Other Selected Metrics

$ in billions	3Q25	2Q25	3Q24
Debit card purchase volume[5]	$133.6	133.6	126.8
Average Home Lending loans	201.8	203.6	209.8
Mortgage loan originations	7.0	7.4	5.5
Average Credit Card loans	51.1	49.9	49.1
Credit Card purchase volume[5]	47.4	46.4	43.4
Credit Card new accounts *(# in thousands)*	914	643	615
Average Auto loans	$44.8	42.4	43.9
Auto loan originations	8.8	6.9	4.1

Endnotes are presented starting on page 29.

3Q25 Financial Results

22

233Q25 Financial Results Commercial Banking (CB) • Total revenue down 9% YoY and up 4% from 2Q25 – Net interest income down 15% YoY and 2% from 2Q25 driven by the impact of lower interest rates and lower deposit and loan balances, including the impact of the transfer of certain business customers1, partially offset by lower deposit pricing – Noninterest income up 5% YoY and 15% from 2Q25 on higher revenue from tax credit investments and equity investments • Noninterest expense down 2% YoY and 5% from 2Q25 due to the impact of the transfer of certain business customers1, as well as the impact of efficiency initiatives Summary Financials $ in millions 3Q25 vs. 2Q25 vs. 3Q24 Net interest income $1,949 ($34) (340) Noninterest income 1,092 142 48 Total revenue 3,041 108 (292) Provision for credit losses 39 82 (46) Noninterest expense 1,445 (74) (35) Pre-tax income 1,557 100 (211) Net income $1,162 $76 (156) Selected Metrics 3Q25 2Q25 3Q24 Return on allocated capital 16.8% 15.8 19.2 Efficiency ratio 48 52 44 Average balances ($ in billions) Loans1 $219.4 226.5 222.1 Deposits1 172.0 178.0 173.2 Endnotes are presented starting on page 29.

Corporate and Investment Banking (CIB)

WELLS FARGO

Summary Financials

$ in millions	3Q25	vs. 2Q25	vs. 3Q24
Revenue by line of business:			
Banking:			
Lending	$647	$46	(51)
Treasury Management and Payments	630	19	(65)
Investment Banking	554	91	135
Total Banking	1,831	156	19
Commercial Real Estate	1,186	(26)	(178)
Markets:			
Fixed Income, Currencies and Commodities (FICC)	1,355	(36)	28
Equities	450	63	54
Credit Adjustment (CVA/DVA/FVA) and Other	48	47	17
Total Markets	1,853	74	99
Other	9	2	28
Total revenue	**4,879**	**206**	**(32)**
Provision for credit losses	(107)	(210)	(133)
Noninterest expense	2,362	111	133
Pre-tax income	2,624	305	(32)
Net income	**$1,966**	**$229**	**(26)**

Selected Metrics

	3Q25	2Q25	3Q24
Return on allocated capital	16.8 %	14.9	17.1
Efficiency ratio	48	48	45

- Total revenue down 1% YoY and up 4% from 2Q25
  - Banking revenue up 1% YoY on higher investment banking revenue; up 9% from 2Q25 on higher investment banking revenue and higher loan balances
  - Commercial Real Estate revenue down 13% YoY on lower loan balances, the impact of lower interest rates, and lower revenue resulting from the sale of our non-agency third party servicing business in 1Q25, partially offset by increased capital markets activity
  - Markets revenue up 6% YoY driven by higher revenue in equities, commodities, foreign exchange, and credit products, partially offset by lower revenue in rates products; up 4% from 2Q25 on higher revenue in equities, credit products, and commodities
- Noninterest expense up 6% YoY driven by higher operating costs and higher professional and outside services expense, partially offset by the impact of efficiency initiatives; up 5% from 2Q25 driven by higher personnel expense and higher professional and outside services expense

Average Balances *($ in billions)*

Loans by line of business	3Q25	2Q25	3Q24
Banking	$92.8	89.0	86.5
Commercial Real Estate	117.1	117.9	124.1
Markets	86.0	79.0	64.6
Total loans	$295.9	285.9	275.2
Deposits	204.1	202.4	194.3
Trading-related assets	306.4	274.6	234.2

3Q25 Financial Results

24

253Q25 Financial Results Wealth and Investment Management (WIM) Summary Financials $ in millions 3Q25 vs. 2Q25 vs. 3Q24 Net interest income $974 $83 132 Noninterest income 3,222 215 186 Total revenue 4,196 298 318 Provision for credit losses (14) (26) (30) Noninterest expense 3,421 176 267 Pre-tax income 789 148 81 Net income $591 $111 62 Selected Metrics $ in billions 3Q25 2Q25 3Q24 Return on allocated capital 35.1% 28.7 31.5 Efficiency ratio 82 83 81 Average loans $86.2 84.9 82.8 Average deposits 127.4 123.6 108.0 Client assets Advisory assets 1,104 1,042 993 Other brokerage assets and deposits 1,369 1,304 1,301 Total client assets $2,473 2,346 2,294 • Total revenue up 8% YoY and up 8% from 2Q25 – Net interest income up 16% YoY and up 9% from 2Q25 driven by lower deposit pricing and higher deposit and loan balances – Noninterest income up 6% YoY on higher asset-based fees driven by an increase in market valuations; up 7% from 2Q25 driven by higher asset- based fees on higher market valuations, as well as higher retail brokerage commissions on higher transactional activity • Noninterest expense up 8% YoY on higher revenue-related compensation expense and operating costs, partially offset by the impact of efficiency initiatives; up 5% from 2Q25 on higher revenue-related compensation expense

263Q25 Financial Results Corporate • Revenue increased YoY as 3Q24 included $447 million of net losses on debt securities due to a repositioning of the investment securities portfolio • Noninterest expense up YoY as higher severance expense was partially offset by lower operating losses Summary Financials $ in millions 3Q25 vs. 2Q25 vs. 3Q24 Net interest income ($273) ($170) 142 Noninterest income 449 (213) 371 Total revenue 176 (383) 513 Provision for credit losses (4) 8 (12) Noninterest expense 650 85 70 Pre-tax loss (470) (476) 455 Income tax benefit (173) 175 157 Less: Net income from noncontrolling interests 18 (8) (36) Net loss ($315) ($643) 334

273Q25 Financial Results Outlook Net Interest Income Noninterest Expense Expect 2025 net interest income (NII) to be roughly in line with 2024 NII of $47.7 billion, unchanged from prior guidance • Expect 4Q25 net interest income to be ~$12.4-$12.5 billion • Net interest income performance will ultimately be determined by a variety of factors, many of which are uncertain, including the absolute level of rates and the shape of the yield curve; deposit balances, mix and pricing; and loan demand Expect 2025 noninterest expense to be ~$54.6 billion, up from prior guidance of ~$54.2 billion, and includes: • Higher severance expense of ~$200 million • Higher revenue-related compensation expense of ~$200 million, predominantly in WIM, driven by strong market performance in the second half of 2025 Expect 4Q25 noninterest expense to be ~$13.5 billion

28Firm Update Page 3 – Wells Fargo is a U.S. focused bank and benefits from the strength of the U.S. economy 1. Based on U.S. Bureau of Economic Analysis and U.S. Census Bureau data. Nominal GDP as of 2Q25 and Real GDP growth is a 3-year CAGR 2Q22-2Q25. 2. Based on the Wilshire 5000 Total Market Index as of 9/30/2025. Page 4 – Scale matters and we have it in all of our businesses 1. CBL: Deposit share is based on SNL Financial deposits data as of 6/30/2025 and Wells Fargo estimates. Branches, mobile active customers, and credit card loans are reported as of 3Q25. Branch rank based on 2Q25 company filings. 2. WIM: Client assets as of 3Q25. Financial Advisors and Wealth Client Assets rankings are based on company filings and Wells Fargo estimates at year-end 2024. 3. CIB: U.S. C&I Loans ranking based on FR Y-9C data for 2Q25 and includes U.S. Commercial and Industrial (C&I) loans and Non-Depository Financial Institution (NDFI) loans with a U.S. address. U.S. Investment Banking Market Share based on 2024 Dealogic data. Percentage relationships with S&P 500 is a Wells Fargo estimate. Bank CRE Loan Portfolio ranking based on company filings and Wells Fargo estimates as of 2Q25. 4. CB: Middle Market companies banked based on Coalition Greenwich 2024 data. Average client relationship tenure based on Wells Fargo estimates. Left Lead Arranger ranking is based on Refinitiv / London Stock Exchange Group (LSEG) market data deal volume ($) for year-end 2024 with Middle Market defined as deals < $500mm and company sales size < $500mm. Page 8 – We have made progress improving returns, with a goal to achieve best in class returns for each segment over time 1. Tangible common equity and return on average tangible common equity (ROTCE) are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the Tangible Common Equity table on page 31. 2. Best in class represents the historical 10-year average return for the best performing peer relevant to each business segment. Page 9 – Removal of asset cap provides additional opportunities for growth 1. U.S. Investment Banking Market Share based on Dealogic data. Page 10 – We are now targeting a 17-18% ROTCE; managing CET1 ratio down to 10-10.5% 1. Tangible common equity and return on average tangible common equity (ROTCE) are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the "Tangible Common Equity" table on page 31. 2. The Common Equity Tier 1 (CET1) ratio calculated under the Standardized Approach is our binding CET1 ratio. See page 32 for additional information regarding CET1 capital and ratios. Endnotes: Firm Update

293Q25 Financial Results Endnotes: Financial Results Page 13 – 3Q25 results 1. Tangible common equity and return on average tangible common equity (ROTCE) are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the “Tangible Common Equity” table on page 31. 2. The efficiency ratio is noninterest expense divided by total revenue (net interest income and noninterest income). 3. Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense. Management believes that PTPP is a useful financial measure because it enables investors and others to assess the Company’s ability to generate capital to cover credit losses through a credit cycle. 4. Includes provision for credit losses for loans, debt securities, and other financial assets. 5. The Common Equity Tier 1 (CET1) ratio calculated under the Standardized Approach is our binding CET1 ratio. See page 32 for additional information regarding CET1 capital and ratios. CET1 for September 30, 2025, is a preliminary estimate. 6. Liquidity coverage ratio (LCR) represents average high-quality liquid assets divided by average projected net cash outflows, as each is defined under the LCR rule. LCR for September 30, 2025, is a preliminary estimate. 7. Represents total loss absorbing capacity (TLAC) divided by risk-weighted assets (RWAs), which is our binding TLAC ratio, determined by using the greater of RWAs under the Standardized and Advanced Approaches. TLAC for September 30, 2025, is a preliminary estimate. Page 14 – 3Q25 earnings 1. Includes provision for credit losses for loans, debt securities, and other financial assets. 2. Tangible common equity and return on average tangible common equity (ROTCE) are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the “Tangible Common Equity” table on page 31. Page 15 – Net interest income 1. Includes taxable-equivalent adjustments predominantly related to tax-exempt income on certain loans and securities. Page 17 – Noninterest income 1. Investment advisory fees and brokerage commissions includes investment advisory and other asset-based fees and commissions and brokerage services fees. 2. In April 2025, we completed our acquisition of the remaining interest in our merchant services joint venture. Following the acquisition, the revenue from this business has been included in card fees. Prior to the acquisition, our share of the net earnings of the joint venture was included in other noninterest income. 3. All other includes mortgage banking, net losses from debt securities, net gains (losses) from equity securities, lease income, and other. Page 18 – Noninterest expense 1. 3Q25 and 4Q24 total personnel expense of $9.0 billion and $9.1 billion, respectively, included severance expense of $296 million and $647 million, respectively.

303Q25 Financial Results Page 19 – Credit quality: net loan charge-offs 1. Includes provision for credit losses for loans, debt securities, and other financial assets. Page 21 – Capital and liquidity 1. The Common Equity Tier 1 (CET1) ratio calculated under the Standardized Approach is our binding CET1 ratio. See page 32 for additional information regarding CET1 capital and ratios. 3Q25 CET1 is a preliminary estimate. 2. Includes a 4.50% minimum requirement, a stress capital buffer (SCB) of 2.50%, and a G-SIB capital surcharge of 1.50%. 3. Represents total loss absorbing capacity (TLAC) divided by risk-weighted assets (RWAs), which is our binding TLAC ratio, determined by using the greater of RWAs under the Standardized and Advanced Approaches. TLAC is a preliminary estimate. 4. Liquidity coverage ratio (LCR) represents average high-quality liquid assets divided by average projected net cash outflows, as each is defined under the LCR rule. 3Q25 LCR is a preliminary estimate. Page 22 – Consumer Banking and Lending 1. Return on allocated capital is segment net income (loss) applicable to common stock divided by segment average allocated capital. Segment net income (loss) applicable to common stock is segment net income (loss) less allocated preferred stock dividends. 2. Efficiency ratio is segment noninterest expense divided by segment total revenue. 3. In third quarter 2025, we prospectively transferred approximately $8 billion of loans and approximately $6 billion of deposits related to certain business customers from the Commercial Banking operating segment to Consumer, Small and Business Banking in the Consumer Banking and Lending operating segment. 4. Mobile active customers is the number of consumer and small business customers who have logged on via a mobile device in the prior 90 days. 5. Reflects combined activity for consumer and small business customers. Page 23 – Commercial Banking 1. In third quarter 2025, we prospectively transferred approximately $8 billion of loans and approximately $6 billion of deposits related to certain business customers from the Commercial Banking operating segment to Consumer, Small and Business Banking in the Consumer Banking and Lending operating segment. Endnotes (continued): Financial Results

Tangible Common Equity

WELLS FARGO

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY

We also evaluate our business based on certain ratios that utilize tangible common equity. Tangible common equity is a non-GAAP financial measure and represents total equity less preferred equity, noncontrolling interests, goodwill, certain identifiable intangible assets (other than MSRs) and goodwill and other intangibles on venture capital investments in consolidated portfolio companies, net of applicable deferred taxes. One of these ratios is return on average tangible common equity (ROTCE), which represents our annualized earnings as a percentage of tangible common equity. The methodology of determining tangible common equity may differ among companies. Management believes that return on average tangible common equity, which utilizes tangible common equity, is a useful financial measure because it enables management, investors, and others to assess the Company's use of equity.

The table below provides a reconciliation of this non-GAAP financial measure to GAAP financial measures.

		Quarter ended						Nine months ended
($ in millions)		**Sep 30, 2025**	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Dec 31, 2020	**Sep 30, 2025**
Return on average tangible common equity:								
Net income applicable to common stock	(A)	**$5,341**	5,214	4,616	4,801	4,852	2,741	**$15,171**
Average total equity		**183,428**	183,268	183,358	182,933	184,368	185,444	**183,351**
Adjustments:								
Preferred stock		**(16,608)**	(18,278)	(18,608)	(18,608)	(18,129)	(21,223)	**(17,824)**
Additional paid-in capital on preferred stock		**141**	143	145	144	143	156	**143**
Unearned ESOP shares		**—**	—	—	—	—	875	**—**
Noncontrolling interests		**(1,850)**	(1,818)	(1,894)	(1,803)	(1,748)	(887)	**(1,854)**
Average common stockholders' equity	(B)	**165,111**	163,315	163,001	162,666	164,634	164,365	**163,816**
Adjustments:								
Goodwill		**(25,070)**	(25,070)	(25,135)	(25,170)	(25,172)	(26,390)	**(25,092)**
Certain identifiable intangible assets (other than MSRs)		**(889)**	(863)	(69)	(78)	(89)	(354)	**(610)**
Goodwill and other intangibles on venture capital investments in consolidated portfolio companies (included in other assets)		**(674)**	(674)	(734)	(772)	(965)	(1,889)	**(694)**
Applicable deferred taxes related to goodwill and other intangible assets[1]		**1,061**	989	952	945	938	852	**1,001**
Average tangible common equity	(C)	**$139,539**	137,697	138,015	137,591	139,346	136,584	**$138,421**
Return on average common stockholders' equity (ROE) (annualized)	(A)/(B)	**12.8 %**	12.8	11.5	11.7	11.7	6.6	**12.4 %**
Return on average tangible common equity (ROTCE) (annualized)	(A)/(C)	**15.2**	15.2	13.6	13.9	13.9	8.0	**14.7**

1. Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

3Q25 Financial Results

31

Common Equity Tier 1 under Basel III

WELLS FARGO

Wells Fargo & Company and Subsidiaries
RISK-BASED CAPITAL RATIOS UNDER BASEL III[1]

($ in billions)		**Estimated Sep 30, 2025**	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024
Total equity		**$183.0**	183.0	182.9	181.1	185.0
Adjustments:						
Preferred stock		**(16.6)**	(16.6)	(18.6)	(18.6)	(18.6)
Additional paid-in capital on preferred stock		**0.2**	0.1	0.1	0.1	0.1
Noncontrolling interests		**(1.9)**	(1.9)	(1.8)	(1.9)	(1.7)
Total common stockholders' equity		**164.7**	164.6	162.6	160.7	164.8
Adjustments:						
Goodwill		**(25.1)**	(25.1)	(25.1)	(25.2)	(25.2)
Certain identifiable intangible assets (other than MSRs)		**(0.9)**	(0.9)	(0.1)	(0.1)	(0.1)
Goodwill and other intangibles on venture capital investments in consolidated portfolio companies (included in other assets)		**(0.7)**	(0.7)	(0.7)	(0.7)	(0.8)
Applicable deferred taxes related to goodwill and other intangible assets[2]		**1.1**	1.1	1.0	0.9	0.9
Other		**(2.5)**	(2.6)	(2.1)	(1.0)	(1.3)
Common Equity Tier 1	(A)	**$136.6**	136.4	135.6	134.6	138.3
Total risk-weighted assets (RWAs) under the Standardized Approach	(B)	**1,243.8**	1,225.9	1,222.0	1,216.1	1,219.9
Total RWAs under the Advanced Approach	(C)	**1,072.8**	1,070.4	1,063.6	1,085.0	1,089.3
Common Equity Tier 1 to total RWAs under the Standardized Approach	(A)/(B)	**11.0 %**	11.1	11.1	11.1	11.3
Common Equity Tier 1 to total RWAs under the Advanced Approach	(A)/(C)	**12.7**	12.7	12.7	12.4	12.7

1. The Basel III capital rules provide for two capital frameworks (the Standardized Approach and the Advanced Approach applicable to certain institutions), and we must calculate our CET1, Tier 1 and total capital ratios under both approaches.
2. Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

3Q25 Financial Results

32

333Q25 Financial Results Disclaimer and forward-looking statements Financial results reported in this document are preliminary. Final financial results and other disclosures will be reported in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, and may differ materially from the results and disclosures in this document due to, among other things, the completion of final review procedures, the occurrence of subsequent events, or the discovery of additional information. This document contains forward-looking statements. In addition, we may make forward-looking statements in our other documents filed or furnished with the Securities and Exchange Commission, and our management may make forward-looking statements orally to analysts, investors, representatives of the media and others. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “target,” “projects,” “outlook,” “forecast,” “will,” “may,” “could,” “should,” “can” and similar references to future periods. In particular, forward-looking statements include, but are not limited to, statements we make about: (i) the future operating or financial performance of the Company or any of its businesses, including our outlook for future growth; (ii) our expectations regarding noninterest expense and our efficiency ratio; (iii) future credit quality and performance, including our expectations regarding future loan losses, our allowance for credit losses, and the economic scenarios considered to develop the allowance; (iv) our expectations regarding net interest income and net interest margin; (v) loan growth or the reduction or mitigation of risk in our loan portfolios; (vi) future capital or liquidity levels, ratios or targets; (vii) the expected outcome and impact of legal, regulatory and legislative developments, as well as our expectations regarding compliance therewith; (viii) future common stock dividends, common share repurchases and other uses of capital; (ix) our targeted range for return on assets, return on equity, and return on tangible common equity; (x) expectations regarding our effective income tax rate; (xi) the outcome of contingencies, such as legal actions; (xii) environmental, social and governance related goals or commitments; and (xiii) the Company’s plans, objectives and strategies. Forward-looking statements are not based on historical facts but instead represent our current expectations and assumptions regarding our business, the economy and other future conditions. Investors are urged to not unduly rely on forward-looking statements as actual results may differ materially from expectations. Forward-looking statements speak only as of the date made, and we do not undertake to update them to reflect changes or events that occur after that date. For additional information about factors that could cause actual results to differ materially from our expectations, refer to the “Forward-Looking Statements” discussion in Wells Fargo’s press release announcing our third quarter 2025 results and in our most recent Quarterly Report on Form 10-Q, as well as to Wells Fargo’s other reports filed with the Securities and Exchange Commission, including the discussion under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024.